LIBERTY NEWPORT
                                   EUROPE FUND

                                  Annual Report

                                 August 31, 2002


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

PRESIDENT'S MESSAGE

[photo of Keith T. Banks]

Dear Shareholder:

Stock markets in Europe moved lower over the past year, in line with US markets. Weak economic growth and uncertainty associated with military action and terrorist activity in the Middle East unsettled investors early in the period. Industrial output fell in key markets such as Germany and the United Kingdom, and unemployment rates edged higher. Yet the news turned surprisingly upbeat as most economists believed that Europe would avoid recession. In July, the euro reached parity with the dollar for the first time since February 2000, and Europe's stock markets rebounded from their recent multiple-year lows. However, the upturn was short lived. As the US recovery lost steam, Europe's economies followed and the environment for stocks turned unfriendly once again.

In the report that follows, portfolio managers Charles Roberts and Deborah Snee provide more detailed discussion on the factors that affected Europe's markets and the strategies they employed in managing the fund. As always, thank you for investing in Liberty Newport Europe Fund.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

NET ASSET VALUE PER SHARE as of 8/31/02 ($)
         Class A              7.42
         Class B              7.26
         Class C              7.26
         Class Z              7.39


             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

As economic and market conditions change frequently, there can be no assurance that trends described in this report will continue or come to pass.

PERFORMANCE INFORMATION

Value of a $10,000 investment
11/8/99 - 8/31/02


Performance of a $10,000 investment
11/8/99 - 8/31/02 ($)

                  without      with
                   sales       sales
                  charge      charge
---------------------------------------
 Class A           7,183       6,770
---------------------------------------
 Class B           7,028       6,817
---------------------------------------
 Class C           7,028       7,028
---------------------------------------
 Class Z           7,154        n/a
---------------------------------------


[mountain chart data]:


                Class A shares            Class A shares                  MSCI
          without sales charge         with sales charge          Europe Index

11/1999              $10,000.0                  $9,425.0             $10,000.0
                      10,000.0                   9,425.0              10,270.0
                      10,707.0                  10,091.0              10,270.0
                      12,527.0                  11,807.0              11,323.0
                      11,733.0                  11,058.0              10,517.0
                      13,621.0                  12,838.0              11,064.0
                      12,933.0                  12,189.0              11,331.0
                      12,197.0                  11,496.0              10,831.0
                      11,887.0                  11,204.0              10,743.0
                      11,771.0                  11,094.0              10,974.0
                      11,877.0                  11,194.0              10,798.0
                      11,867.0                  11,185.0              10,671.0
                      11,490.0                  10,829.0              10,171.0
                      11,151.0                  10,510.0              10,094.0
                      10,628.0                  10,017.0               9,703.0
                      11,373.0                  10,719.0              10,372.0
                      10,948.0                  10,318.0              10,377.0
                      10,116.0                   9,534.0               9,466.0
                       9,128.0                   8,603.0               8,760.0
                       9,564.0                   9,014.0               9,383.0
                       9,195.0                   8,667.0               8,925.0
                       9,089.0                   8,566.0               8,587.0
                       9,021.0                   8,502.0               8,609.0
                       9,108.0                   8,584.0               8,385.0
                       8,324.0                   7,845.0               7,548.0
                       8,305.0                   7,827.0               7,788.0
                       8,469.0                   7,982.0               8,100.0
                       8,663.0                   8,165.0               8,308.0
                       8,237.0                   7,763.0               7,873.0
                       8,266.0                   7,790.0               7,872.0
                       8,527.0                   8,037.0               8,298.0
                       8,440.0                   7,955.0               8,235.0
                       8,237.0                   7,763.0               8,210.0
                       8,111.0                   7,644.0               7,925.0
                       7,230.0                   6,814.0               7,043.0
8/2002                 7,183.0                   6,770.0               7,041.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment return will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Index performance is from October 31, 1999.


Average annual total return as of 8/31/02 (%)
Share class                        A                          B                           C                    Z
Inception                       11/8/99                    11/8/99                     11/8/99              11/8/99
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                  -21.15        -25.68        -21.68        -25.60        -21.77         -22.55        -18.70
-------------------------------------------------------------------------------------------------------------------
Life of fund            -11.06        -12.91        -11.75        -12.70        -11.75         -11.75        -11.19
-------------------------------------------------------------------------------------------------------------------

Average annual total return as of 6/30/02 (%)
Share class                        A                          B                           C                    Z
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with        without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                  -10.76        -15.89        -11.54        -15.97        -11.53         -12.41        -10.25
-------------------------------------------------------------------------------------------------------------------
Life of fund             -7.59         -9.63         -8.34         -9.39         -8.30          -8.30         -8.59
-------------------------------------------------------------------------------------------------------------------



Past performance cannot predict future investment results. The principal value and investment return will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Top 10 holdings as of 8/31/02 (%)

Autostrade                                 4.6
Diageo                                     4.4
Schering                                   4.3
Smith & Nephew                             3.9
Royal Bank of Scotland                     3.6
Ryanair Holdings                           3.6
BP                                         3.5
Vodafone                                   3.4
Bank of Ireland                            3.1
Dassault Systemes                          2.6

Portfolio holding breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Top 5 countries as of 8/31/02 (%)

United Kingdom                            40.8
France                                    12.2
Ireland                                    9.6
Italy                                      8.5
Germany                                    7.9

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought
--------------------------------------------------------------------------------

RYANAIR HOLDINGS (3.6% of net assets) We invested in this Ireland-based discount airline, which is the price leader among European carriers. The company has had significant earnings growth and is expanding its services to Germany. It has benefited from increased demand for discount air travel. We believe earnings have the potential to grow approximately 25% next year.

Sold
--------------------------------------------------------------------------------

ALLIANZ A global insurance company based in Germany, Allianz has been unsuccessful in turning around Dresner Bank, a recent acquisition. In addition, Allianz's profits have been hurt by claims associated with the terrorist attacks on the US of September 11, the general downturn in the financial markets and the recent floods in Europe.


PORTFOLIO MANAGERS' REPORT

For the 12-month period that ended August 31, 2002, Liberty Newport Europe Fund class A shares returned negative 21.15% without a sales charge. The fund underperformed its benchmark, the MSCI Europe Index, which returned negative 16.01%. As stock markets around the world declined during the period, investors became more risk-averse and avoided more volatile investments. That trend took a particularly high toll on growth stocks, where the fund is heavily invested; this was the single biggest factor in the fund's underperformance.

A weak economy dampened prospects for technology shares

Early in the period, we increased the fund's investment in telecommunications stocks because we believed they would benefit from a recovering European economy. Unfortunately, economic growth in Europe was weaker than we had anticipated, and telecommunications stocks declined in value. As a result, the telecommunications position in the portfolio detracted from the fund's return.

Good stock selection was the key to performance in the technology portion of the fund. While technology stocks generally declined, the fund's holdings held up better than many other technology shares. Our investment in Tandberg (2.6% of net assets)1, a Norwegian-based video conferencing company, demonstrated our successful stockpicking in the technology area. As companies reduced travel budgets, Tandberg benefited from a trend toward conducting business meetings by video conference.

Traditional industries produced mixed results

The fund's relatively large position in consumer staples stocks aided performance. Consumer staples are considered defensive investments because they tend to perform well in a weak economic environment. Companies such as Diageo (4.4% of net assets), a beverage company, and Reckitt Benckiser (1.9% of net assets), a household products company, contributed to the fund's return. Based in the United Kingdom, both companies are restructuring their businesses, have increased market share and have had very strong earnings.

The fund's financial stocks, which accounted for 18.1% of net assets, produced mixed results. We




---------------
1  Holdings are disclosed as of August 31, 2002 and are subject to change.

invested in a number of financial institutions, such as Ireland's Anglo Irish Bank (2.4% of net assets), which made a positive contribution to performance. A specialized bank, Anglo Irish caters to professional organizations, such as lawyers' and doctors' groups and, as such, is less sensitive to the global economy than competitors that serve a broader constituency. On the other hand, we maintained a position in insurance companies that we believed would benefit from the trend toward pension privatization in Europe. Unfortunately, the impact of the September 11th terrorist attacks on the US, the general decline of the stock market and the summer floods in Europe took their toll on insurance company earnings. Therefore, we eliminated the insurance position in the portfolio.

We increased our investment in major pharmaceutical companies in the health care sector. However, we were disappointed in their mediocre returns. Over the past year, drug patents have been challenged by generic drug makers and in a few instances, courts have ruled in favor of the generic drug companies. Such rulings have had a negative effect on some of the largest companies in the sector.

A better environment ahead

During the past year, investing in Europe was difficult because we believed most stocks were overvalued. As the fiscal year drew to a close, however, we began to uncover more high-quality growth companies whose valuations had reached very attractive levels. Many of these companies have undertaken restructuring programs designed to cut costs and increase earnings. Individual stock selection will continue to be an important part of our investing process, and we are encouraged by the growing number of opportunities we see on the horizon.

/s/ Charles R. Roberts

Charles R. Roberts

/s/ Deborah F. Snee
Deborah F. Snee

Charles R. Roberts and Deborah F. Snee are the portfolio managers of Liberty Newport Europe Fund. Charles R. Roberts is a managing director of Newport Fund Management, Inc. Deborah F. Snee is a vice president of Newport Fund Management, Inc.

TOP 5 SECTORS as of 8/31/02 (%)

[bar chart data]:

Financials                 18.1
Health care                17.9
Consumer staples           13.9
Industrials                13.4
Information technology      9.5

Sectors are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sectors in the future.



International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

INVESTMENT PORTFOLIO

August 31, 2002


COMMON STOCKS -- 94.7%              SHARES         VALUE
--------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.8%
AUTOMOBILES & COMPONENTS -- 1.5%
AUTOMOBILE MANUFACTURERS -- 1.5%
Autoliv, Inc.                       4,500    $   97,928
                                           ------------

HOTELS, RESTAURANTS & LEISURE -- 3.5%
HOTELS -- 2.1%
Amadeus Global Travel
   Distribution SA, Class A        24,500       133,358
                                           ------------

RESTAURANTS -- 1.4%
Compass Group PLC                  17,762        90,311
                                           ------------

MEDIA -- 0.5%
BROADCASTING & CABLE -- 0.5%
British Sky Broadcasting
   Group PLC (a)                    3,600        33,990
                                           ------------

RETAILING -- 2.3%
APPAREL RETAIL -- 0.8%
Signet Group PLC                   40,200        52,266
                                           ------------

DEPARTMENT STORES -- 1.5%
Marks & Spencer Group PLC          17,323        91,833
                                           ------------

-------------------------------------------------------
CONSUMER STAPLES -- 13.9%
FOOD & DRUG RETAILING -- 0.5%
FOOD RETAIL -- 0.5%
Tesco PLC                           9,400        30,772
                                           ------------

FOOD, BEVERAGES & TOBACCO -- 9.5%
BREWERS -- 2.0%
Heineken N.V.                       3,112       126,540
                                           ------------

DISTILLERS & VINTNERS -- 4.3%
Diageo PLC                         22,923       277,455
                                           ------------

PACKAGED FOODS -- 3.2%
Nestle SA                             260        55,791
Unilever PLC                       16,100       146,776
                                           ------------
                                                202,567
                                           ------------

HOUSEHOLD & PERSONAL PRODUCTS -- 3.9%
HOUSEHOLD PRODUCTS -- 1.8%
Reckitt Benckiser PLC               6,400       118,475
                                           ------------

PERSONAL PRODUCTS -- 2.1%
L'Oreal SA                          1,000        72,134
Wella AG                            1,400        61,375
                                           ------------
                                                133,509
                                           ------------



                                   SHARES         VALUE
-------------------------------------------------------
ENERGY -- 5.5%
INTEGRATED OIL & GAS -- 5.5%
BP PLC                             28,900    $  223,881
TotalFinaElf SA                       900       128,341
                                           ------------
                                                352,222
                                           ------------

--------------------------------------------------------
FINANCIALS -- 18.1%
BANKS -- 12.6%
Anglo Irish Bank Corp. PLC         24,400       155,068
Banco Popular Espanol SA            3,254       129,218
Danske Bank A/S                     4,000        70,270
Royal Bank of Scotland Group PLC    9,657       230,634
Standard Chartered PLC             10,500       120,264
UniCredito Italiano S.p.A.         25,500        96,535
                                           ------------
                                                801,989
                                           ------------

DIVERSIFIED FINANCIALS -- 5.5%
DIVERSIFIED FINANCIAL SERVICES -- 5.5%
Bank of Ireland                    16,800       195,412
Irish Life & Permanent PLC         12,100       156,645
                                           ------------
                                                352,057
                                           ------------

-------------------------------------------------------
HEALTH CARE -- 17.9%
HEALTH CARE EQUIPMENT & SERVICES -- 3.9%
HEALTH CARE SUPPLIES -- 3.9%
Smith & Nephew PLC                 43,100       248,496
                                           ------------

PHARMACEUTICALS & BIOTECHNOLOGY -- 14.0%
PHARMACEUTICALS -- 14.0%
Altana AG                           2,913       142,846
Aventis SA                          1,000        58,894
GlaxoSmithKline PLC, ADR              775        29,365
Novartis AG, Registered Shares      1,550        62,905
Sanofi-Synthelabo SA                2,312       138,657
Schering AG                         4,931       272,803
Shire Pharmaceuticals Group
   PLC (a)                          5,400        51,904
Teva Pharmaceutical Industries
   Ltd., ADR                        2,000       132,600
                                           ------------
                                                889,974
                                           ------------

-------------------------------------------------------
INDUSTRIALS -- 13.4%
COMMERCIAL SERVICES & SUPPLIES-- 1.5%
EMPLOYMENT SERVICES-- 1.5%
Capita Group PLC                   20,700        92,915
                                           ------------

TRANSPORTATION -- 11.9%
AIR FREIGHT & COURIERS -- 1.3%
TPG N.V.                            4,400        86,781
                                           ------------

AIRLINES -- 3.6%

Ryanair Holdings PLC (a)           39,200       227,597
                                           ------------




See notes to investment portfolio.

August 31, 2002


COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
INDUSTRIALS (CONTINUED)
TRANSPORTATION (CONTINUED)
AIRPORT SERVICES -- 2.4%
BAA PLC                            17,600    $  151,189
                                           ------------

HIGHWAYS & RAILTRACKS -- 4.6%
Autostrade S.p.A.                  34,300       294,011
                                           ------------

-------------------------------------------------------
INFORMATION TECHNOLOGY -- 9.5%
SOFTWARE & SERVICES -- 4.8%
APPLICATION SOFTWARE -- 4.3%
Dassault Systemes SA                5,200       168,450
Misys PLC                          29,500       103,192
                                           ------------
                                                271,642
                                           ------------

INTERNET SOFTWARE & SERVICES -- 0.5%
Check Point Software
   Technologies Ltd. (a)            1,900        31,827
                                           ------------

TECHNOLOGY HARDWARE & EQUIPMENT -- 4.7%
SEMICONDUCTORS -- 2.1%
ASML Holding N.V.                   7,000        71,605
STMicroelectronics N.V.             3,204        64,732
                                           ------------
                                                136,337
                                           ------------

TELECOMMUNICATIONS EQUIPMENT-- 2.6%
Tandberg ASA (a)                   14,100       167,476
                                           ------------

-------------------------------------------------------
MATERIALS -- 1.7%
CHEMICALS -- 1.7%
INDUSTRIAL GASES -- 1.7%
L'Air Liquide SA                      762       105,598
                                           ------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.1%
DIVERSIFIED TELECOMMUNICATION SERVICES-- 0.7%
INTEGRATED TELECOMMUNICATION SERVICES-- 0.7%
Telefonica SA, ADR                  5,200        47,684
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES-- 3.4%
Vodafone Group PLC                135,079       216,393
                                           ------------

-------------------------------------------------------
UTILITIES -- 2.8%
GAS UTILITIES -- 2.8%
Enagas (a)                          9,700        53,560
Italgas S.p.A.                     12,000       122,398
                                           ------------
                                                175,958
                                           ------------

TOTAL COMMON STOCKS -- 94.7%
   (cost of $6,106,334)(b)                    6,039,150
                                           ------------
OTHER ASSETS & LIABILITIES, NET-- 5.3%          338,428
-------------------------------------------------------
NET ASSETS-- 100.0%                          $6,377,578
                                           ============



NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $6,114,333.

                                           % OF TOTAL
SUMMARY OF SECURITIES                        COMMON
BY COUNTRY                       VALUE       STOCKS
----------------------------------------------------
United Kingdom              $2,465,179        40.8%
France                         736,806        12.2
Ireland                        579,654         9.6
Italy                          512,944         8.5
Germany                        477,024         7.9
Spain                          363,820         6.0
Netherlands                    284,926         4.7
Norway                         167,476         2.8
Israel                         164,427         2.7
Switzerland                    118,696         2.0
Sweden                          97,928         1.6
Denmark                         70,270         1.2
                            ----------       ------
                            $6,039,150       100.0%
                            ==========       ======

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

           Acronym                 Name
        -------------           ----------
             ADR        American Depositary Receipt

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002


ASSETS:

Investments, at cost                        $ 6,106,334
                                           ------------
Investments, at value                       $ 6,039,150
Foreign currency (cost of $68,539)               69,079
Receivable for:
   Investments sold                             354,740
   Fund shares sold                             301,800
   Dividends                                     19,417
Expense reimbursement due from
   Advisor/Administrator                          6,839
Deferred Trustees' compensation plan              1,058
                                           ------------
     Total Assets                             6,792,083
                                           ------------
LIABILITIES:
Payable to custodian bank                       224,840
Payable for:
   Investments purchased                        145,627
   Management fee                                 3,833
   Administration fee                             1,441
   Transfer agent fee                             5,787
   Pricing and bookkeeping fees                   3,156
   Trustees' fee                                    487
   Audit fee                                     20,000
   Reports to shareholders                        5,991
Deferred Trustees' fee                            1,058
Other liabilities                                 2,285
                                           ------------
     Total Liabilities                          414,505
                                           ------------
NET ASSETS                                  $ 6,377,578
                                           ============
COMPOSITION OF NET ASSETS:
Paid-in capital                             $10,255,536
Accumulated net investment loss                  (9,019)
Accumulated net realized loss                (3,802,422)
Net unrealized appreciation (depreciation) on:
   Investments                                  (67,184)
   Foreign currency translations                    667
                                           ------------
NET ASSETS                                  $ 6,377,578
                                           ============
CLASS A:
Net assets                                  $ 4,787,603
Shares outstanding                              645,090
                                           ------------
Net asset value per share                   $      7.42(a)
                                           ============
Maximum offering price per share
   ($7.42/0.9425)                           $      7.87(b)
                                           ============
CLASS B:
Net assets                                  $ 1,393,569
Shares outstanding                              192,016
                                           ------------
Net asset value and
        offering price per share            $      7.26(a)
                                           ============
CLASS C:
Net assets                                  $   188,734
Shares outstanding                               25,986
                                           ------------
Net asset value and
        offering price per share            $      7.26(a)
                                           ============
CLASS Z:
Net assets                                  $     7,672
Shares outstanding                                1,038
                                           ------------
Net asset value, offering and
   redemption price per share               $      7.39
                                           ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002


INVESTMENT INCOME:
Dividends                                    $  134,790
Interest                                          5,749
                                           ------------
   Total Investment Income
     (net of foreign taxes
     withheld of $11,725)                       140,539
                                           ------------
EXPENSES:
Management fee                                   50,996
Administration fee                               18,284
Distribution fee:
   Class A                                        5,229
   Class B                                       12,625
   Class C                                        2,077
Service fee:
   Class A                                       13,105
   Class B                                        4,209
   Class C                                          699
Pricing and bookkeeping fees                     15,918
Transfer agent fee                               29,827
Trustees' fee                                     5,446
Custody fee                                      17,120
Audit fee                                        21,436
Registration fee                                 77,542
Other expenses                                    6,199
                                           ------------
   Total Expenses                               280,712
Fees and expenses waived or reimbursed
   by Advisor/Administrator                    (133,306)
Fees waived by Distributor-- Class A             (5,229)
Custody earnings credit                             (12)
                                           ------------
   Net Expenses                                 142,165
                                           ------------
Net Investment Loss                              (1,626)
                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                               (1,735,837)
   Foreign currency transactions                 (8,476)
                                           ------------
     Net realized loss                       (1,744,313)
                                           ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                  257,736
   Foreign currency translations                    423
                                           ------------
     Net change in unrealized
       appreciation/depreciation                258,159
                                           ------------
Net Loss                                     (1,486,154)
                                           ------------

Net Decrease in Net Assets
   from Operations                          $(1,487,780)
                                           ============



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                    YEAR ENDED
                                    AUGUST 31,
INCREASE (DECREASE)             ------------------
IN NET ASSETS:                  2002          2001
------------------------------------------------------
OPERATIONS:
Net investment loss            $  (1,626)   $  (36,838)
Net realized loss on
   investments and foreign
   currency transactions      (1,744,313)   (1,895,178)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations         258,159      (987,261)
                             -----------   -----------
Net Decrease from Operations  (1,487,780)   (2,919,277)
                             -----------   -----------

SHARE TRANSACTIONS:
Class A:
   Subscriptions              10,114,890     5,193,995
   Redemptions               (10,018,321)   (7,183,466)
                             -----------   -----------
     Net Increase (Decrease)      96,569    (1,989,471)
                             -----------   -----------
Class B:
   Subscriptions               1,755,972     1,614,447
   Redemptions                (2,039,324)   (1,820,548)
                             -----------   -----------
     Net Decrease               (283,352)     (206,101)
                             -----------   -----------
Class C:
   Subscriptions               4,657,062       317,598
   Redemptions                (4,789,813)     (358,892)
                             -----------   -----------
     Net Decrease               (132,751)      (41,294)
                             -----------   -----------
Class Z:
   Subscriptions               5,357,359     2,119,287
   Redemptions                (5,390,636)   (2,130,808)
                             -----------   -----------
     Net Decrease                (33,277)      (11,521)
                             -----------   -----------
Net Decrease from Share
   Transactions                 (352,811)   (2,248,387)
                             -----------   -----------
Total Decrease in Net Assets  (1,840,591)   (5,167,664)

NET ASSETS:
Beginning of period            8,218,169    13,385,833
                             -----------   -----------
End of period (including
   accumulated net
   investment loss of
   $(9,019) and $(6,695),
   respectively)             $ 6,377,578   $ 8,218,169
                             ===========   ===========



                                    YEAR ENDED
                                    AUGUST 31,
INCREASE (DECREASE)             ------------------
IN NET ASSETS:                  2002          2001
------------------------------------------------------
CHANGES IN SHARES:
Class A:
   Subscriptions               1,235,740       532,827
   Redemptions                (1,209,508)     (719,546)
                             -----------   -----------
     Net Increase (Decrease)      26,232      (186,719)
                             -----------   -----------
Class B:
   Subscriptions                 218,695       157,081
   Redemptions                  (249,017)     (180,325)
                             -----------   -----------
     Net Decrease                (30,322)      (23,244)
                             -----------   -----------
Class C:
   Subscriptions                 601,823        30,124
   Redemptions                  (608,975)      (37,014)
                             -----------   -----------
     Net Decrease                 (7,152)       (6,890)
                             -----------   -----------
Class Z:
   Subscriptions                 647,246       232,475
   Redemptions                  (649,035)     (232,620)
                             -----------   -----------
     Net Decrease                 (1,789)         (145)
                             -----------   -----------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2002



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Europe Fund (the "Fund"), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class A, Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class A, Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class A, Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is mark-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, permanent loss of net operating losses, capital loss carryforwards, deferral of losses from wash sales, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2002 permanent items identified and reclassified among the components of net assets are as follows:

      ACCUMULATED       ACCUMULATED
    NET INVESTMENT     NET REALIZED         PAID-IN
         LOSS              LOSS             CAPITAL
       ---------        ----------         --------
         $(698)           $8,475           $(7,777)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                       UNREALIZED
                      DEPRECIATION*
                     --------------
                        $(74,516)

-----------------
* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

   YEAR OF EXPIRATION       CAPITAL LOSS CARRYFORWARD
   ------------------       -------------------------
          2009                        $ 82,647
          2010                       2,239,196
                                   -----------
                                    $2,321,843
                                   -----------

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2002, for federal income tax purposes, post-October losses of $1,472,580 and $7,504 attributable to security transactions and foreign currency losses, respectively, were deferred to September 1, 2002.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:

The Administrator is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE
AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $374 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $1, $7,345 and $8 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $12 of custody fees were reduced by balance credits for the year ended August 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended August 31, 2002, purchases and sales of investments, other than short-term obligations, were $4,977,625 and $5,472,655, respectively.

Unrealized appreciation (depreciation) at August 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $  479,109
     Gross unrealized depreciation           (554,292)
                                           ----------
       Net unrealized depreciation         $  (75,183)
                                           ----------


OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended August 31, 2002, the Fund had no borrowings under the agreement.


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED AUGUST 31,      PERIOD ENDED
                                                                               -----------------------        AUGUST 31,
CLASS A SHARES                                                                  2002             2001           2000 (a)
=======================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 9.41          $ 12.26          $ 10.33
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                                 0.02            (0.01)           (0.03)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                         (2.01)           (2.84)            1.96
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                           (1.99)           (2.85)            1.93
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 7.42           $ 9.41          $ 12.26
=======================================================================================================================
Total return (c)(d)                                                            (21.15)%         (23.25)%          18.68%(e)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                     1.75%          1.75%              1.75%(g)
Net investment income (loss) (f)                                                 0.18%        (0.14)%             (0.25)%(g)
Waiver/reimbursement                                                             1.93%          1.25%              1.45%(g)
Portfolio turnover rate                                                            71%            67%                24%(e)
Net assets, end of period (000's)                                             $ 4,788        $ 5,823            $ 9,874


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:


                                                                                 YEAR ENDED AUGUST 31,      PERIOD ENDED
                                                                               -----------------------        AUGUST 31,
CLASS B SHARES                                                                 2002             2001           2000 (a)
=======================================================================================================================
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 9.27          $ 12.17          $ 10.33
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.05)           (0.09)           (0.10)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                         (1.96)           (2.81)            1.94
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                           (2.01)           (2.90)            1.84
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 7.26           $ 9.27          $ 12.17
=======================================================================================================================
Total return (c)(d)                                                            (21.68)%         (23.83)%          17.81%(e)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                     2.50%            2.50%            2.50%(g)
Net investment loss (f)                                                         (0.57)%          (0.89)%          (1.00)%(g)
Waiver/reimbursement                                                             1.83%            1.15%            1.45%(g)
Portfolio turnover rate                                                            71%              67%              24%(e)
Net assets, end of period (000's)                                             $ 1,394          $ 2,062          $ 2,989


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:


                                                                                 YEAR ENDED AUGUST 31,      PERIOD ENDED
                                                                               -----------------------        AUGUST 31,
CLASS C SHARES                                                                 2002             2001           2000 (a)
=======================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 9.28          $ 12.19          $ 10.33
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss (b)                                                         (0.05)           (0.09)           (0.10)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                         (1.97)           (2.82)            1.96
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                           (2.02)           (2.91)            1.86
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 7.26           $ 9.28          $ 12.19
=======================================================================================================================
Total return (c)(d)                                                            (21.77)%         (23.87)%          18.01%(e)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                     2.50%            2.50%            2.50%(g)
Net investment loss (f)                                                         (0.57)%          (0.89)%          (1.00)% (g)
Waiver/reimbursement                                                             1.83%            1.15%            1.45%(g)
Portfolio turnover rate                                                            71%              67%              24%(e)
Net assets, end of period (000's)                                              $  189           $  308           $  488


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                                                 YEAR ENDED AUGUST 31,      PERIOD ENDED
                                                                               -----------------------        AUGUST 31,
CLASS Z SHARES                                                                 2002             2001           2000 (a)
=======================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 9.09          $ 11.83          $ 10.33
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                        0.04             0.01               --(c)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                         (1.74)           (2.75)            1.50
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                           (1.70)           (2.74)            1.50
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 7.39           $ 9.09          $ 11.83
=======================================================================================================================
Total return (d)                                                               (18.70)%         (23.16)%          14.52%(e)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                     1.50%            1.50%            1.50%(g)
Net investment income (f)                                                        0.43%            0.11%              --%(g)(h)
Waiver/reimbursement                                                             1.83%            1.15%            1.45%(g)
Portfolio turnover rate                                                            71%              67%              24%(e)
Net assets, end of period (000's)                                              $    8           $   26           $   35


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VII
AND THE SHAREHOLDERS OF LIBERTY NEWPORT EUROPE FUND

We have audited the accompanying statement of assets and liabilities of Liberty Newport Europe Fund (one of the series constituting the Liberty Funds Trust VII, the "Trust"), including the Investment Portfolio, as of August 31, 2002 and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from November 8, 1999 (the effective date of registration) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Newport Europe Fund, a series of Liberty Funds Trust VII, at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from November 8, 1999 (the effective date of registration) to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2002

TRUSTEES



The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.


                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        81          None

c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         81          None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                  83          None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        81          None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      2000     Professor of Economics, University of Washington,      81          None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980; Associate Editor, Journal
                                                     of Money Credit and Banking, since September,
                                                     1993; consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties          83      Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                 (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                   and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                          (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               81          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners      81    Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly             (business products
One Financial Center                                 Chief Executive Officer and Chairman of the              and services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                     International (network
                                                     Corporation)                                                support equipment
                                                                                                            distributor), Jones Lang
                                                                                                                LaSalle (real estate
                                                                                                                management services)
                                                                                                                   and MONY Group
                                                                                                                  (life insurance)



17


TRUSTEES (CONTINUED)

                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs       81  Chairman of the Board
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education               of Directors, Enesco
One Financial Center                                 Industry from 1994 to 1997, and President,               Group, Inc. (designer,
Boston, MA 02111                                     Applications Solutions Division from 1991 to                 importer and
                                                     1994, IBM Corporation [global education and             distributor of giftware
                                                     global applications])                                       and collectibles)





INTERESTED TRUSTEES

William E. Mayer* (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity Partners         83 Lee Enterprises (print
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999                 and online media), WR
One Financial Center                                 (formerly Founding Partner, Development Capital             Hambrecht + Co.
Boston, MA 02111                                     LLC from November 1996 to February 1999;                 (financial service and
                                                     Dean and Professor, College of Business and                 provider), First
                                                     Management, University of Maryland from                  Health (health care)
                                                     October 1992 to November 1996)                           Systech Retail Systems
                                                                                                                 (retail industry
                                                                                                                technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000     Chief Operating Officer of Columbia                   81           None
One Financial Center            and                  Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of the
                                                     advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of
                                                     the advisor since September 2000; Trustee and
                                                     Chairman of the Board of Stein Roe Mutual Funds
                                                     since October 2000; Manager of Stein Roe Floating
                                                     Rate Limited Liability Company since October
                                                     2000 (formerly Vice President of Liberty Funds
                                                     from April 1999 to August 2000; Chief Operating
                                                     Officer and Chief Compliance Officer, Putnam
                                                     Mutual Funds from December 1993 to March 1999)

*    Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht +
     Co, a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.


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

                                       [THIS PAGE INTENTIONALLY LEFT BLANK]


 OFFICERS AND TRANSFER AGENT

                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)     President    2001       President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management Group, Inc.                     Officer and Chief Executive Officer of Columbia Management Group since 2001;
590 Madison Avenue, 36th Floor                      President, Chief Executive Officer and Chief Investment Officer of Fleet
Mail Stop NY EH 30636A                              Investment Advisors Inc. since 2000 (formerly Managing Director and Head of U.S.
New York, NY 10022                                  Equity, J.P. Morgan Investment Management from November 1996 to August 2000)

Vicki L. Benjamin (age 41)   Chief       2001       Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Vice President of LFG since April 2001 (formerly Vice President, Corporate
                          Controller                Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                    Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May
                                                    1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38) Treasurer  2000       Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Senior Vice President of
                                                    LFG since January 2001 (formerly Vice President from April 2000 to January 2001;
                                                    Vice President of Colonial Management Associates, Inc. from February 1998 to
                                                    October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to
                                                    January 1998)

Jean S. Loewenberg (age 57)Secretary     2002       Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996




Important Information About This Report
The Transfer Agent for Liberty Newport Europe Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Newport Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Europe Fund

Liberty Newport Europe Fund  ANNUAL REPORT, AUGUST 31, 2002


[logo]:LIBERTY FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
COPYRIGHT 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621


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